Exhibit 10.8

Execution Version

AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF MERGER

This AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF MERGER (this “Amendment”), is made and entered into as of February 29, 2024, by and among, Blue World Acquisition Corporation, a Cayman Islands exempted company (“SPAC”), TOYO Co., Ltd, a Cayman Islands exempted company (“PubCo”), TOYOone Limited, a Cayman Islands exempted company (“Merger Sub”), TOPTOYO INVESTMENT PTE. LTD., a Singapore private company limited by shares (“SinCo”), Vietnam Sunergy Cell Company Limited, a Vietnamese company (the “Company”, together with PubCo, Merger Sub and SinCo, the “Group Companies”, or each individually, a “Group Company”), Vietnam Sunergy Joint Stock Company, a Vietnam joint stock company (“VSUN”), Fuji Solar Co., Ltd, a Japanese company (“Fuji Solar”), WA Global Corporation, a Cayman Islands exempted company (“WAG”), Belta Technology Company Limited, a Cayman Islands exempted company (“Belta”) and BestToYo Technology Company Limited, a Cayman Islands exempted company (“BestToYo”). Capitalized terms not otherwise defined in this Amendment shall have the meaning given to them in the Merger Agreement (as defined below). The parties hereto shall be referred to each individually as a “Party” and collectively as the “Parties.”

W I T N E S S E T H:

WHEREAS, SPAC, the Group Companies, VSUN and Fuji Solar are parties to a certain Agreement and Plan of Merger dated as of August 10, 2023, as amended by that certain Amendment to Agreement and Plan of Merger dated as of December 6, 2023 and Amendment No. 2 to Agreement and Plan of Merger dated as of February 6, 2024 (collectively, the “Merger Agreement”);

WHEREAS, prior to the PubCo Shareholder Share Transfer (as defined below), PubCo was a newly incorporated, wholly-owned, direct subsidiary of Fuji Solar, and Fuji Solar held an aggregate of 10,000 ordinary shares of par value of US$0.0001 per share of PubCo (“PubCo Ordinary Shares”), which represented all then-issued and outstanding share capital of PubCo;

WHEREAS, as of the date hereof, Fuji Solar is the holder of 300,000 SPAC Class A Ordinary Shares and 100,000 SPAC Class B Ordinary Shares, and Fuji Solar expects to receive additional SPAC Securities prior to the Closing;

WHEREAS, each of WAG, Belta and BestToYo is a newly incorporated holding company wholly owned and Controlled by the beneficial owners of Fuji Solar formed in connection with the Pre-Merger Reorganization;

WHEREAS, the beneficial owners of Fuji Solar intend that (i) Fuji Solar shall cease being a shareholder of PubCo, and (ii) WAG, Belta and BestToYo shall become the only three shareholders of PubCo, such that immediately prior to the Closing, WAG will hold 25,420,000 PubCo Ordinary Shares, Belta will hold 10,045,000 PubCo Ordinary Shares and BestToYo will hold 5,535,000 PubCo Ordinary Shares (such transactions, the “PubCo Pre-Closing Restructuring”);

WHEREAS, in connection with the PubCo Pre-Closing Restructuring, (i) Fuji Solar has transferred 6,200 PubCo Ordinary Shares to WAG and 3,800 PubCo Ordinary Shares to Belta on January 31, 2024, and Belta further transferred 1,350 PubCo Ordinary Shares to BestToYo on February 6, 2024, each at a transfer price of US$0.0001 per share (collectively, the “PubCo Shareholder Share Transfer”), and (ii) WAG, Belta and BestToYo have executed that certain Joinder Agreement immediately prior to the execution of this Amendment (the “Joinder”) and thereby have become parties to the Merger Agreement;

WHEREAS, in connection with the transactions referenced in the foregoing recitals, the Parties intend to amend the Transaction Documents to amend certain of Fuji Solar’s rights, interests and obligations thereunder, and to set forth certain rights, interests and obligations of WAG, Belta and BestToYo;

WHEREAS, in accordance with the terms of Sections 13.11 of the Merger Agreement, SPAC, each of the Group Companies, Fuji Solar, VSUN, WAG, Belta, and BestToYo desire to amend the Merger Agreement as set forth herein;

Annex A-4-1

WHEREAS, in connection with the PubCo Pre-Closing Restructuring and concurrently with the execution and delivery of this Amendment, Fuji Solar, WAG, Belta, BestToYo, PubCo and SPAC have entered into an Amended and Restated Shareholder Lock-Up and Support Agreement attached hereto as Exhibit A (the “A&R Shareholder Lock-Up and Support Agreement”);

WHEREAS, in connection with the PubCo Pre-Closing Restructuring and concurrently with the execution and delivery of this Amendment, the Parties desire to replace the Form of Sponsor Lock-up Agreement attached as Exhibit C to the Merger Agreement in its entirety as the form attached hereto as Exhibit B;

WHEREAS, in connection with the PubCo Pre-Closing Restructuring and concurrently with the execution and delivery of this Amendment, the Parties desire to replace the Form of Registration Rights Agreement attached as Exhibit D to the Merger Agreement in its entirety as the form attached hereto as Exhibit C;

WHEREAS, in connection with the PubCo Pre-Closing Restructuring and concurrently with the execution and delivery of this Amendment, the Parties desire to replace the Form of Assignment, Assumption and Amended & Restated Warrant Agreement attached as Exhibit E to the Merger Agreement in its entirety as the form attached hereto as Exhibit D;

WHEREAS, in connection with the PubCo Pre-Closing Restructuring and concurrently with the execution and delivery of this Amendment, the Parties desire to replace the Form of Plan of Merger attached as Exhibit F to the Merger Agreement in its entirety as the form attached hereto as Exhibit E; and

WHEREAS, in connection with the PubCo Pre-Closing Restructuring and concurrently with the execution and delivery of this Amendment, the Parties desire to replace the Form of Irrevocable Surrender of Shares attached as Exhibit I to the Merger Agreement in its entirety as the form attached hereto as Exhibit F.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Section 1. Amendments to the Merger Agreement.

(a) The Second Recital of the Merger Agreement shall hereby be amended and restated in its entirety as follows:

“WHEREAS, PubCo is a newly incorporated Cayman Islands exempted company that was formed for the purpose of consummating the Transactions, and following the consummation of the Merger, PubCo will be the publicly traded holding company for its subsidiaries;”

(b) The Sixth Recital of the Merger Agreement shall hereby be amended and restated in its entirety as follows:

“WHEREAS, the Parties desire and intend to effect a business combination transaction whereby upon the terms and subject to the conditions of this Agreement, (a) the Group Companies, VSUN, Fuji Solar, WAG, Belta and BestToYo shall consummate a series of transactions involving the Group Companies, including (A) PubCo acquiring one hundred percent (100%) of the issued and paid-up share capital of SinCo from Fuji Solar at an aggregate consideration of SGD1.00 (the “Share Exchange”), and (B) SinCo acquiring one hundred percent (100%) of the issued and outstanding shares of capital stock of the Company from VSUN at an aggregate consideration of no less than US$50,000,000 (the “SinCo Acquisition,” and together with the Share Exchange, the “Pre-Merger Reorganization”), as a result of which (i) SinCo shall become a wholly-owned subsidiary of PubCo, (ii) the Company shall become a wholly-owned subsidiary of SinCo; and (iii) WAG, Belta and BestToYo shall become the only shareholders of PubCo, and (b) following the consummation of the Pre-Merger Reorganization, SPAC shall merge with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”), as a result of which, among others, all of the issued and outstanding securities of SPAC immediately prior to the Merger Effective Time shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holders thereof to receive substantially equivalent securities of PubCo, in each case, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the provisions of the Cayman Companies Act and other applicable laws;”

Annex A-4-2

(c) The Fourteenth Recital of the Merger Agreement shall hereby be amended and restated in its entirety as follows:

“WHEREAS, each of Fuji Solar, WAG, Belta and BestToYo has duly approved the execution and delivery of this Agreement and the other Transaction Documents to which it is or will be a party and the Transactions;”

(d) The Twentieth Recital of the Merger Agreement shall hereby be amended and restated in its entirety as follows:

“WHEREAS, prior to the Merger Effective Time, Fuji Solar, WAG, Belta, BestToYo, the Sponsor, PubCo and certain other parties thereto shall have entered into a registration rights agreement substantially in the form attached hereto as Exhibit D (the “Registration Rights Agreement”);”

(e) The last sentence of the definition of “Affiliate” set forth in Section 1.1 of the Merger Agreement shall hereby be amended and restated in its entirety as follows:

“The term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise; provided that in no event shall Fuji Solar, VSUN, WAG, Belta or any Group Company be deemed an Affiliate of the Sponsor.”

(f) The following definitions shall hereby be inserted to Section 1.1 of the Merger Agreement:

“‘Belta’ means Belta Technology Company Limited, a newly incorporated Cayman Islands exempted company.

‘Belta Share Transfer’ means the transfer of 1,350 PubCo Ordinary Shares to BestToYo held by Belta after the Fuji Solar Share Transfer and prior to the SinCo Acquisition Closing.

“‘BestToYo’ means BestToYo Technology Company Limited, a newly incorporated Cayman Islands exempted company.

‘Fuji Solar Share Transfer’ means the transfer of 6,200 PubCo Ordinary Shares to WAG and 3,800 PubCo Ordinary Shares to Belta held by Fuji Solar prior to the Belta Share Transfer.

‘WAG’ means WA Global Corporation, a newly incorporated Cayman Islands exempted company.”

(g) The definition of “Earnout Shares” set forth in Section 1.1 of the Merger Agreement shall hereby be amended and restated in its entirety as follows:

“‘Earnout Shares’ means the aggregate of 13,000,000 PubCo Ordinary Shares that the Sellers shall deposit into the Earnout Escrow Account, consisting of 8,060,000 PubCo Ordinary Shares to be deposited by WAG, 3,185,000 PubCo Ordinary Shares to be deposited by Belta, and 1,755,000 PubCo Ordinary Shares to be deposited by BestToYo, at or prior to the Merger Closing pursuant to Section 4.2, subject to the other terms set forth on Annex I hereto.”

(h) The definition of “Seller” set forth in Section 1.1 of the Merger Agreement shall hereby be amended and restated in its entirety as follows, and all references to the “Seller” shall mean each of the Sellers:

“Sellers” means WAG, Belta and BestToYo, the only holders of PubCo Ordinary Shares issued and outstanding immediately prior to the Merger Effective Time, and WAG, Belta and BestToYo shall each be referred to as a “Seller”.

(i) The first sentence of Article II, Section 2.2(b) of the Merger Agreement shall hereby be deleted in its entirety and shall be replaced as follows:

“Immediately prior to the SinCo Acquisition Closing, WAG, Belta and BestToYo will hold an aggregate of 41,000,000 PubCo Ordinary Shares, representing all issued and outstanding share capital of PubCo.”

Annex A-4-3

(j) Article V, Section 5.3 of the Merger Agreement shall hereby be deleted in its entirety and shall be replaced as follows:

“(a) Until the SinCo Acquisition, VSUN owns good, valid and marketable title to all issued and outstanding capital shares of the Company, free and clear of any and all Liens, (b) until the Share Exchange Closing, Fuji Solar is the sole legal and beneficial owner of the SinCo Sale Share, free and clear of any and all Liens (other than those imposed by applicable Laws and the Transaction Documents), (c) until the closing of Fuji Solar Transfer, Fuji Solar owns good, valid and marketable title to all issued and outstanding capital shares of PubCo, and (d) (x) with respect to the period from the closing of Fuji Solar Transfer until the closing of the Belta Share Transfer, WAG and Belta, and (y) with respect to the period from the closing of the Belta Share Transfer until the Merger Closing, WAG, Belta and BestToYo, collectively own good, valid and marketable title to all issued and outstanding capital shares of PubCo. There are no proxies, voting rights, shareholders’ agreements or other agreements or understandings, to which such Shareholder is a party or by which such Shareholder is bound, with respect to the voting or transfer of any of such Shareholder’s capital shares in each of the Company, SinCo and PubCo, as applicable, other than those contemplated under the Transaction Documents. (i) Upon delivery of capital shares of the Company by VSUN to SinCo in accordance with this Agreement and after SinCo is recorded as the sole owner of the Company in the enterprise registration certificate and investment registration certificate of the Company, the entire legal and beneficial interest in the Company and good, valid and marketable title to all issued and outstanding capital shares of the Company, free and clear of all Liens (other than those imposed by applicable Laws or the Transaction Documents), will pass to SinCo, and (ii) upon delivery of SinCo Sale Share by Fuji Solar to PubCo in accordance with this Agreement, the entire legal and beneficial interest in SinCo will pass to PubCo, free and clear of all Liens (other than those imposed by applicable Laws or the Transaction Documents).”

(k) The following sentence shall hereby be inserted at the end of Annex I to the Merger Agreement:

“(c) The number of Earnout Shares to be released or surrendered to the Sellers shall be apportioned among Belta, WAG and BestToYo based on the number of Earnout Shares deposited by them.”

(l) All references to the “Shareholders” shall mean, prior to the date hereof, Fuji Solar and VSUN, and from and after the date hereof, VSUN, WAG, Belta and BestToYo, and “Shareholder” shall mean any one of them.

(m) All references to the “Shareholder Lock-Up and Support Agreement” shall mean the A&R Shareholder Lock-Up and Support Agreement.

Section 2. Effectiveness of Amendment. Upon the execution and delivery hereof, the Merger Agreement shall thereupon be deemed to be amended as set forth herein and with the same effect as if the amendments made hereby were originally set forth in the Merger Agreement, and this Amendment and the Merger Agreement shall henceforth respectively be read, taken and construed as one and the same instrument, but such amendments shall not operate so as to render invalid or improper any action heretofore taken under the Merger Agreement. Upon the effectiveness of this Amendment, each reference in the Merger Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import referring to the Merger Agreement shall refer to the Merger Agreement as amended by this Amendment.

Section 3. General Provisions.

(a) Miscellaneous. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Amendment may be executed and delivered by facsimile or PDF transmission. The terms of Article XIII of the Merger Agreement shall apply to this Amendment, as applicable.

(b) Merger Agreement in Effect. Except as specifically and explicitly provided for in this Amendment, the Merger Agreement shall remain unmodified and in full force and effect.

[Remainder of Page Intentionally Left Blank]

Annex A-4-4

IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

SPAC	Blue World Acquisition Corporation
	By:	/s/ Liang Shi
		Name:	Liang Shi
		Title:	Chief Executive Officer and Director

[Signature Page to amendment No. 3 to Agreement and Plan of Merger]

Annex A-4-5

IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

PubCo	TOYO Co., Ltd
	By:	/s/ RYU Junsei
		Name:	RYU Junsei
		Title:	Director

[Signature Page to amendment No. 3 to Agreement and Plan of Merger]

Annex A-4-6

IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

SinCo	TOPTOYO INVESTMENT PTE. LTD.
	By:	/s/ RYU Junsei
		Name:	RYU Junsei
		Title:	Director

[Signature Page to amendment No. 3 to Agreement and Plan of Merger]

Annex A-4-7

IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

Merger Sub	TOYOone Limited
	By:	/s/ RYU Junsei
		Name:	RYU Junsei
		Title:	Director

[Signature Page to amendment No. 3 to Agreement and Plan of Merger]

Annex A-4-8

IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

Company	Vietnam Sunergy Cell Company Limited
	By:	/s/ RYU Junsei
		Name:	RYU Junsei
		Title:	Company Chairman

[Signature Page to amendment No. 3 to Agreement and Plan of Merger]

Annex A-4-9

IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

Fuji Solar	Fuji Solar Co., Ltd
	By:	/s/ RYU Junsei
		Name:	RYU Junsei
		Title:	Director

[Signature Page to amendment No. 3 to Agreement and Plan of Merger]

Annex A-4-10

IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

Shareholder	Vietnam Sunergy Joint Stock Company
	By:	/s/ RYU Junsei
		Name:	RYU Junsei
		Title:	Chairman of Board of Management

[Signature Page to amendment No. 3 to Agreement and Plan of Merger]

Annex A-4-11

IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

Shareholder	WA Global Corporation
	By:	/s/ RYU Junsei
		Name:	RYU Junsei
		Title:	Director

[Signature Page to amendment No. 3 to Agreement and Plan of Merger]

Annex A-4-12

IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

Shareholder	Belta Technology Company Limited
	By:	/s/ Cai Jianfeng
		Name:	Cai Jianfeng
		Title:	Director

[Signature Page to amendment No. 3 to Agreement and Plan of Merger]

Annex A-4-13

IN WITNESS WHEREOF the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

Shareholder	BestToYo Technology Company Limited
	By:	/s/ RYU Junsei
		Name:	RYU Junsei
		Title:	Director

[Signature Page to amendment No. 3 to Agreement and Plan of Merger]

Annex A-4-14